EXHIBIT 3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

            The undersigned, Waddell & Reed Financial, Inc., a corporation organized and existing under the laws of the State of Delaware, constitutes and appoints Adlynn K. Harte, Wendy J. Hills and Kristen A. Richards and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming each and every act and thing requisite and necessary to be done that all said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its Chief Executive Officer and its Secretary on this 11th day of November, 2010.

Waddell & Reed Financial, Inc.

By:	/s/ Henry J. Herrmann
Henry J. Herrmann
Chief Executive Officer

Attest:	/s/ Wendy J. Hills
Wendy J. Hills
Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

            The undersigned, Waddell & Reed Financial Services, Inc., a corporation organized and existing under the laws of the State of Delaware, constitutes and appoints Adlynn K. Harte, Wendy J. Hills and Kristen A. Richards and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming each and every act and thing requisite and necessary to be done that all said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its Chief Executive Officer and its Secretary on this 11th day of November, 2010.

Waddell & Reed Financial Services, Inc.

By:	/s/ Henry J. Herrmann
Henry J. Herrmann
Chief Executive Officer

Attest:	/s/ Wendy J. Hills
Wendy J. Hills
Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

            The undersigned, Waddell & Reed, Inc., a corporation organized and existing under the laws of the State of Delaware, constitutes and appoints Adlynn K. Harte, Wendy J. Hills and Kristen A. Richards and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming each and every act and thing requisite and necessary to be done that all said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its President and its Secretary on this 11th day of November, 2010.

Waddell & Reed, Inc.

By:	/s/ Thomas W. Butch
Thomas W. Butch
President

Attest:	/s/ Wendy J. Hills
Wendy J. Hills
Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

            The undersigned, Waddell & Reed Investment Management Company, a corporation organized and existing under the laws of the State of Kansas, constitutes and appoints Adlynn K. Harte, Wendy J. Hills and Kristen A. Richards and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming each and every act and thing requisite and necessary to be done that all said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its Chief Executive Officer and its Secretary on this 11th day of November, 2010.

Waddell & Reed Investment Management Company

By: /s/ Henry J. Herrmann
Henry J. Herrmann
Chief Executive Officer

Attest:	/s/ Wendy J. Hills
Wendy J. Hills
Secretary